                        SUPPLEMENT DATED JANUARY 25, 2006
                      TO PROSPECTUS FOR JOHN HANCOCK TRUST
                              DATED APRIL 30, 2005

STRATEGIC INCOME TRUST

The following two persons have joined Frederick L. Cavanaugh, Jr. and Daniel S. Janis, III as portfolio managers of the Strategic Income Trust. The portfolio is managed jointly by Messrs. Cavanaugh, Janis, Iles and Evans.

- John F. Iles. Mr. Iles joined Sovereign in December, 2005, and is a Vice President. Prior to joining Sovereign, Mr. Iles was a Vice President at John Hancock. He joined John Hancock in 1999.

- Barry H. Evans. Mr. Evans joined Sovereign in 2005, and is a Senior Vice President. Mr. Evans is Sovereign's Chief Fixed Income Officer, Chief Operating Officer and a member of the Senior Investment Policy Committee. Prior to joining Sovereign, Mr. Evans was a Senior Vice President and Chief Income Officer of John Hancock. He joined John Hancock in 1986.

SPECIAL VALUE TRUST
U.S. GOVERNMENT SECURITIES TRUST
STRATEGIC BOND TRUST
HIGH YIELD TRUST

On December 1, 2005, Citigroup Inc. ("Citigroup") completed the sale of substantially all of its asset management business, Citigroup Asset Management, to Legg Mason, Inc. ("Legg Mason") As a result, Salomon Brothers Asset Management Inc ("SaBAM"), the subadviser to the Special Value Trust, the U.S. Government Securities Trust, the Strategic Bond Trust and the High Yield Trust, became a wholly owned subsidiary of Legg Mason, Inc. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland, 21202, is a financial services holding company.

Under a licensing agreement between Citigroup and Legg Mason, the name Salomon Brothers Asset Management Inc, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates ("Citi Marks") are licensed for use by Legg Mason. All Citi Marks are owned by Citigroup and are used under license. Legg Mason and its affiliates, including SaBAM, are not affiliated with Citigroup.

INTERNATIONAL EQUITY INDEX TRUST A

Effective January 31, 2006, Class NAV shares of the International Equity Index Trust A are available for sale to the Index Allocation Trust. Class NAV shares are not subject to a Rule 12b-1 fee. The expenses of Class NAV shares of the International Equity Index Trust A are as follows:

ANNUAL EXPENSES OF EACH PORTFOLIO

(as a percentage of Trust portfolio average net assets for the fiscal year ended December 31, 2005)

     The table below describes the fees and expenses for the NAV shares of the International Equity Index Trust A. The fees and expenses do not reflect the fees and expenses of any variable insurance contract or qualified plan which may use the Trust as its underlying investment medium and would be higher if they did. In the case of variable insurance contracts, such fees and expenses are listed in the prospectus for the variable insurance contract. None of the portfolios charge a sales load or surrender fee although these fees may be imposed by the variable insurance contract or the qualified plan.

NAV SHARES

                                                       OTHER EXPENSES   TOTAL TRUST ANNUAL
TRUST PORTFOLIO                      MANAGEMENT FEES    (NAV SHARES)         EXPENSES
---------------                      ---------------   --------------   ------------------
International Equity Index Trust A        0.55%%           0.04%%             0.59%%

EXAMPLE OF EXPENSES FOR EACH PORTFOLIO

The Example is intended to help an investor compare the cost of investing in the International Equity Index Trust A with the cost of investing in other mutual funds. The Example assumes that $10,000 is invested in the portfolio for the time periods indicated and then all the shares are redeemed at the end of those periods. The Example also assumes that the investment has a 5% return each year, that the portfolio's operating expenses remain the same and that no voluntary expense reimbursements are reflected. The Example does not reflect the expenses of any variable insurance contract or qualified plan that may use the Trust as its underlying investment medium. If such expenses were reflected, the expense amounts indicated would be higher. Although a particular investor's actual expenses may be higher or lower, based on these assumptions the expenses would be:

NAV SHARES

TRUST PORTFOLIO                      1 YEAR   3 YEAR   5 YEAR   10 YEAR
---------------                      ------   ------   ------   -------
International Equity Index Trust A     $60     $189     $329      $738

JHT Supp Jan 25, 2006